Exhibit 10.35

Client#: 1127	RICHELE

ACORDTM CERTIFICATE OF LIABILITY INSURANCE			DATE (MM/DD/YYYY) 05/20/05

PRODUCER Management Liability Mesirow Insurance Services 321 N. Clark Street Chicago, IL 60610		THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

		INSURERS AFFORDING COVERAGE	NAIC #
INSURED		INSURER A: Federal Insurance Co.
	Richardson Electronics, Ltd. 40W267 Keslinger Road P.O. Box 393 La Fox, IL 60147	INSURER B: INSURER C INSURER D: INSURER E:

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	ADD’L INSR	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS
		GENERAL LIABILITY				EACH OCCURRENCE	$

		COMMERCIAL GENERAL LIABILITY				DAMAGE TO RENTED PREMISES (Ea occurrence)	$

		☐ CLAIMS MADE ☐ OCCUR				MED EXP (Any one person)	$

						PERSONAL & ADV INJURY	$

						GENERAL AGGREGATE	$
		GEN’L AGGREGATE LIMIT APPLIES PER:				PRODUCTS - COMP/OP AGG	$
☐ POLICY ☐ PROJECT ☐ LOC

AUTOMOBILE LIABILITY
		ANY AUTO				COMBINED SINGLE LIMIT (Ea accident)	$
ALL OWNED AUTOS
		SCHEDULED AUTOS				BODILY INJURY (Per person)	$
HIRED AUTOS
		NON-OWNED AUTOS				BODILY INJURY (Per accident)	$

						PROPERTY DAMAGE (Per accident)	$

		GARAGE LIABILITY				AUTO ONLY - EA ACCIDENT	$
		ANY AUTO				EA ACC	$
						OTHER THAN AUTO ONLY: AGG	$

		EXCESS/UMBRELLA LIABILITY				EACH OCCURRENCE	$
		☐ OCCUR ☐ CLAIMS				AGGREGATE	$
		DEDUCTIBLE					$
		RETENTION $					$

	WORKERS COMPENSATION AND EMPLOYERS’ LIABILITY ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? If yes, describe under SPECIAL PROVISIONS below					WC STATUTORY LIMITS OTHER E.L. EACH ACCIDENT E.L. DISEASE - EA EMPLOYEE E.L. DISEASE - POLICY LIMIT	$ $ $

A	OTHER Directors & Officers Liab.		81256460	6/30/04	06/30/05	$15,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES / EXCLUSIONS ADDED BY ENDORSEMENT / SPECIAL PROVISIONS
Retentions: Unindemnified Claims: $0 Indemnified Claims: $500,000 Securities Claims: $500,000

CERTIFICATE HOLDER	CANCELLATION
Evidence of Insurance	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE

IMPORTANT

If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

DISCLAIMER

The Certificate of Insurance on the reverse side of this form does not constitute a contract between the issuing insurer(s), authorized representative or producer, and the certificate holder, nor does it affirmatively or negatively amend, extend or alter the coverage afforded by the policies listed thereon.

Client#: 1127	RICHELE

ACORDTM CERTIFICATE OF LIABILITY INSURANCE			DATE (MM/DD/YYYY) 05/20/05

PRODUCER Management Liability Mesirow Insurance Services 321 N. Clark Street Chicago, IL 60610		THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

		INSURERS AFFORDING COVERAGE	NAIC #
INSURED		INSURER A: St. Paul Companies – Chicago
	Richardson Electronics, Ltd. 40W267 Keslinger Road P.O. Box 393 La Fox, IL 60147	INSURER B: INSURER C INSURER D: INSURER E:

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	ADD’L INSR	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS
		GENERAL LIABILITY				EACH OCCURRENCE	$

		COMMERCIAL GENERAL LIABILITY				DAMAGE TO RENTED PREMISES (Ea occurrence)	$

		☐ CLAIMS MADE ☐ OCCUR				MED EXP (Any one person)	$

						PERSONAL & ADV INJURY	$

						GENERAL AGGREGATE	$
		GEN’L AGGREGATE LIMIT APPLIES PER:				PRODUCTS - COMP/OP AGG	$
☐ POLICY ☐ PROJECT ☐ LOC

AUTOMOBILE LIABILITY
		ANY AUTO				COMBINED SINGLE LIMIT (Ea accident)	$
ALL OWNED AUTOS
		SCHEDULED AUTOS				BODILY INJURY (Per person)	$
HIRED AUTOS
		NON-OWNED AUTOS				BODILY INJURY (Per accident)	$

						PROPERTY DAMAGE (Per accident)	$

		GARAGE LIABILITY				AUTO ONLY - EA ACCIDENT	$
		ANY AUTO				EA ACC	$
						OTHER THAN AUTO ONLY: AGG	$

		EXCESS/UMBRELLA LIABILITY				EACH OCCURRENCE	$
		☐ OCCUR ☐ CLAIMS				AGGREGATE	$
		DEDUCTIBLE					$
		RETENTION $					$

	WORKERS COMPENSATION AND EMPLOYERS’ LIABILITY ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? If yes, describe under SPECIAL PROVISIONS below					WC STATUTORY LIMITS OTHER E.L. EACH ACCIDENT E.L. DISEASE - EA EMPLOYEE E.L. DISEASE - POLICY LIMIT	$ $ $

A	OTHER Excess Directors & Officers Liab.		512CM0138	6/30/04	06/30/05	$10,000,000 Excess of $15,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES / EXCLUSIONS ADDED BY ENDORSEMENT / SPECIAL PROVISIONS

CERTIFICATE HOLDER	CANCELLATION
Evidence of Insurance	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE

IMPORTANT

If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

DISCLAIMER

The Certificate of Insurance on the reverse side of this form does not constitute a contract between the issuing insurer(s), authorized representative or producer, and the certificate holder, nor does it affirmatively or negatively amend, extend or alter the coverage afforded by the policies listed thereon.

Client#: 1127	RICHELE

ACORDTM CERTIFICATE OF LIABILITY INSURANCE			DATE (MM/DD/YYYY) 05/20/05

PRODUCER Management Liability Mesirow Insurance Services 321 N. Clark Street Chicago, IL 60610		THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

		INSURERS AFFORDING COVERAGE	NAIC #
INSURED		INSURER A: National Union Fire Ins Co of PA
	Richardson Electronics, Ltd. 40W267 Keslinger Road P.O. Box 393 La Fox, IL 60147	INSURER B: INSURER C INSURER D: INSURER E:

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	ADD’L INSR	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS
		GENERAL LIABILITY				EACH OCCURRENCE	$

		COMMERCIAL GENERAL LIABILITY				DAMAGE TO RENTED PREMISES (Ea occurrence)	$

		☐ CLAIMS MADE ☐ OCCUR				MED EXP (Any one person)	$

						PERSONAL & ADV INJURY	$

						GENERAL AGGREGATE	$
		GEN’L AGGREGATE LIMIT APPLIES PER:				PRODUCTS - COMP/OP AGG	$
☐ POLICY ☐ PROJECT ☐ LOC

AUTOMOBILE LIABILITY
		ANY AUTO				COMBINED SINGLE LIMIT (Ea accident)	$
ALL OWNED AUTOS
		SCHEDULED AUTOS				BODILY INJURY (Per person)	$
HIRED AUTOS
		NON-OWNED AUTOS				BODILY INJURY (Per accident)	$

						PROPERTY DAMAGE (Per accident)	$

		GARAGE LIABILITY				AUTO ONLY - EA ACCIDENT	$
		ANY AUTO				EA ACC	$
						OTHER THAN AUTO ONLY: AGG	$

		EXCESS/UMBRELLA LIABILITY				EACH OCCURRENCE	$
		☐ OCCUR ☐ CLAIMS				AGGREGATE	$
		DEDUCTIBLE					$
		RETENTION $					$

	WORKERS COMPENSATION AND EMPLOYERS’ LIABILITY ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? If yes, describe under SPECIAL PROVISIONS below					WC STATUTORY LIMITS OTHER E.L. EACH ACCIDENT E.L. DISEASE - EA EMPLOYEE E.L. DISEASE - POLICY LIMIT	$ $ $

A	OTHER Excess Directors & Officers Liab.		3612797	6/30/04	06/30/05	$5,000,000 Excess $25,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES / EXCLUSIONS ADDED BY ENDORSEMENT / SPECIAL PROVISIONS

CERTIFICATE HOLDER	CANCELLATION
Evidence of Insurance	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE

IMPORTANT

If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

DISCLAIMER

The Certificate of Insurance on the reverse side of this form does not constitute a contract between the issuing insurer(s), authorized representative or producer, and the certificate holder, nor does it affirmatively or negatively amend, extend or alter the coverage afforded by the policies listed thereon.

Client#: 1127	RICHELE

ACORDTM CERTIFICATE OF LIABILITY INSURANCE			DATE (MM/DD/YYYY) 05/20/05

PRODUCER Management Liability Mesirow Insurance Services 321 N. Clark Street Chicago, IL 60610		THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

		INSURERS AFFORDING COVERAGE	NAIC #
INSURED		INSURER A: National Union Fire Ins Co. of PA
	Richardson Electronics, Ltd. 40W267 Keslinger Road P.O. Box 393 La Fox, IL 60147	INSURER B: INSURER C INSURER D: INSURER E:

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	ADD’L INSR	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS
		GENERAL LIABILITY				EACH OCCURRENCE	$

		COMMERCIAL GENERAL LIABILITY				DAMAGE TO RENTED PREMISES (Ea occurrence)	$

		☐ CLAIMS MADE ☐ OCCUR				MED EXP (Any one person)	$

						PERSONAL & ADV INJURY	$

						GENERAL AGGREGATE	$
		GEN’L AGGREGATE LIMIT APPLIES PER:				PRODUCTS - COMP/OP AGG	$
☐ POLICY ☐ PROJECT ☐ LOC

AUTOMOBILE LIABILITY
		ANY AUTO				COMBINED SINGLE LIMIT (Ea accident)	$
ALL OWNED AUTOS
		SCHEDULED AUTOS				BODILY INJURY (Per person)	$
HIRED AUTOS
		NON-OWNED AUTOS				BODILY INJURY (Per accident)	$

						PROPERTY DAMAGE (Per accident)	$

		GARAGE LIABILITY				AUTO ONLY - EA ACCIDENT	$
		ANY AUTO				EA ACC	$
						OTHER THAN AUTO ONLY: AGG	$

		EXCESS/UMBRELLA LIABILITY				EACH OCCURRENCE	$
		☐OCCUR ☐ CLAIMS				AGGREGATE	$
		DEDUCTIBLE					$
		RETENTION $					$

	WORKERS COMPENSATION AND EMPLOYERS’ LIABILITY ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? If yes, describe under SPECIAL PROVISIONS below					WC STATUTORY LIMITS OTHER E.L. EACH ACCIDENT E.L. DISEASE - EA EMPLOYEE E.L. DISEASE - POLICY LIMIT	$ $ $

A	OTHER Excess Directors & Officers Liab.*		3612791	6/30/04	06/30/05	$5,000,000 Excess $30,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES / EXCLUSIONS ADDED BY ENDORSEMENT / SPECIAL PROVISIONS

*	Coverage for unindemnified claims only

CERTIFICATE HOLDER	CANCELLATION
Evidence of Insurance	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE

IMPORTANT

If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

DISCLAIMER

The Certificate of Insurance on the reverse side of this form does not constitute a contract between the issuing insurer(s), authorized representative or producer, and the certificate holder, nor does it affirmatively or negatively amend, extend or alter the coverage afforded by the policies listed thereon.

Chubb Group of Insurance Companies	Executive Protection PortfolioSM
15 Mountain View Road	Executive Liability and Entity Securities
Warren, New Jersey 07059	Liability Coverage Section

DECLARATIONS	FEDERAL INSURANCE COMPANY
A stock insurance company, incorporated under
the laws of Indiana, herein called the Company

THIS COVERAGE SECTION PROVIDES CLAIMS MADE COVERAGE, WHICH APPLIES ONLY TO “CLAIMS” FIRST MADE DURING THE “POLICY PERIOD”, OR ANY EXTENDED REPORTING PERIOD. THE LIMIT OF LIABILITY TO PAY “LOSS” WILL BE REDUCED, AND MAY BE EXHAUSTED, BY “DEFENSE COSTS”, AND “DEFENSE COSTS” WILL BE APPLIED AGAINST THE RETENTION. READ THE ENTIRE POLICY CAREFULLY.

Item	1. Parent Organization:

RICHARDSON ELECTRONICS, LTD.
40W267 KESLINGER ROAD, P.O.BOX 393
LAFOX, IL 60147

Item	2. Limits of Liability:

(A)	Each Claim:	$15,000,000.00
(B)	Each Policy Period:	$15,000,000.00
(C)	Sublimit for all Securityholder Derivative Demands under Insuring Clause 4:	$250,000.00

Item 3. Coinsurance Percentage:

(A)	Securities Claims:	0.00%
(B)	Claims other than Securities Claims:	0.00%

Item 4. Retention:

(A)	Insuring Clauses 1 and 4:	None
(B)	Insuring Clause 2 (Claims other than Securities Claims):	$500,000.00
(C)	Insuring Clauses 2 and 3 (Securities Claims only):	$500,000.00

Item 5. Organization:

Richardson Electronics, LTD and its Subsidiaries

Chubb Group of Insurance Companies	Executive Protection PortfolioSM
15 Mountain View Road	Executive Liability and Entity Securities
Warren, New Jersey 07059	Liability Coverage Section

Item 6. Extended Reporting Period:

(A)	Additional Period:	one year
(B)	Additional Premium:	150% of Annualized Premium for the Expiring Policy Period

Item 7. Pending or Prior Date: 10/12/1983

In consideration of payment of the premium and subject to the Declarations, the General Terms and Conditions, and the limitations, conditions, provisions and other terms of this coverage section, the Company and the Insureds agree as follows:

Insuring Clauses

Executive Liability Coverage Insuring Clause 1

1.	The Company shall pay, on behalf of each of the Insured Persons, Loss for which the Insured Person is not indemnified by the Organization and which the Insured Person becomes legally obligated to pay on account of any Claim first made against the Insured Person, individually or otherwise, during the Policy Period or, if exercised, during the Extended Reporting Period, for a Wrongful Act committed, attempted, or allegedly committed or attempted by such Insured Person before or during the Policy Period, but only if such Claim is reported to the Company in writing in the manner and within the time provided in Subsection 15 of this coverage section.

Executive Indemnification Coverage Insuring Clause 2

2.	The Company shall pay, on behalf of the Organization, Loss for which the Organization grants indemnification to an Insured Person, as permitted or required by law, and which the Insured Person becomes legally obligated to pay on account of any Claim first made against the Insured Person, individually or otherwise, during the Policy Period or, if exercised, during the Extended Reporting Period, for a Wrongful Act committed, attempted, or allegedly committed or attempted by such Insured Person before or during the Policy Period, but only if such Claim is reported to the Company in writing in the manner and within the time provided in Subsection 15 of this coverage section.

Entity Securities Coverage Insuring Clause 3

3.	The Company shall pay, on behalf of the Organization, Loss which the Organization becomes legally obligated to pay on account of any Securities Claim first made against the Organization during the Policy Period or, if exercised, during the Extended Reporting Period, for a Wrongful Act committed, attempted, or allegedly committed or attempted by the Organization or the Insured Persons before or during the Policy Period, but only if such Securities Claim is reported to the Company in writing in the manner and within the time provided in Subsection 15 of this coverage section.

Securityholder Derivative Demand Coverage Insuring Clause 4

4.	The Company shall pay, on behalf of the Organization, Investigative Costs resulting from a Securityholder Derivative Demand first received by the Organization during the Policy Period or, if exercised, during the Extended Reporting Period, for a Wrongful Act committed, attempted, or allegedly committed or attempted before or during the Policy Period, but only if such Securityholder Derivative Demand is reported to the Company in writing in the manner and within the time provided in Subsection 15 of this coverage section.

Definitions

5.	When used in this coverage section:

Application means all signed applications, including attachments and other materials submitted therewith or incorporated therein, submitted by the Insureds to the Company for this coverage section or for any coverage section or policy of which this coverage section is a direct or indirect renewal or replacement.

Application shall also include, for each Organization, all of the following documents whether or not submitted with or attached to any such signed application: (i) the Annual Report (including financial statements) last issued to shareholders before this policy’s inception date; (ii) the report last filed with the Securities and Exchange Commission on Form 10-K before this policy’s inception date; (iii) the report last filed with the Securities and Exchange Commission on Form 10-Q before this policy’s inception date; (iv) the proxy statement and (if different) definitive proxy statement last filed with the Securities and Exchange Commission before this policy’s inception date; (v) all reports filed with the Securities and Exchange Commission on Form 8-K during the twelve months preceding this policy’s inception date; and (vi) all reports filed with the Securities and Exchange Commission on Schedule 13D, with respect to any equity securities of such Organization, during the twelve months preceding this policy’s inception date. All such applications, attachments, materials and other documents are deemed attached to, incorporated into and made a part of this coverage section.

Claim means:

(1)	when used in reference to the coverage provided by Insuring Clause 1 or 2:

(a)	a written demand for monetary damages or non-monetary relief;

(b)	a civil proceeding commenced by the service of a complaint or similar pleading; or

(c)	a formal civil administrative or civil regulatory proceeding commenced by the filing of a notice of charges or similar document or by the entry of a formal order of investigation or similar document, against an Insured Person for a Wrongful Act, including any appeal therefrom;

(2)	when used in reference to the coverage provided by Insuring Clause 3:

(a)	a written demand for monetary damages or non-monetary relief;

(b)	a civil proceeding commenced by the service of a complaint or similar pleading; or

(c)	a formal civil administrative or civil regulatory proceeding commenced by the filing of a notice of charges or similar document or by the entry of a formal order of investigation or similar document, but only while such proceeding is also pending against an Insured Person, against an Organization for a Wrongful Act, including any appeal therefrom; or

(3)	when used in reference to the coverage provided by insuring Clause 4, a Securityholder Derivative Demand.

Except as may otherwise be provided in Subsection 12, Subsection 13(g), or Subsection 15(b) of this coverage section, a Claim will be deemed to have first been made when such Claim is commenced as set forth in this definition (or, in the case of a written demand, including but not limited to any Securityholder Derivative Demand, when such demand is first received by an Insured).

Defense Costs means that part of Loss consisting of reasonable costs, charges, fees (including but not limited to attorneys’ fees and experts’ fees) and expenses (other than regular or overtime wages, salaries, fees or benefits of the directors, officers or employees of the Organization) incurred in defending any Claim and the premium for appeal, attachment or similar bonds.

Domestic Partner means any natural person qualifying as a domestic partner under the provisions of any applicable federal, state or local law or under the provisions of any formal program established by the Organization.

Financial Impairment means the status of an Organization resulting from:

(a)	the appointment by any state or federal official, agency or court of any receiver, conservator, liquidator, trustee, rehabilitator or similar official to take control of, supervise, manage or liquidate such Organization; or

(b)	such Organization becoming a debtor in possession under the United States bankruptcy law or the equivalent of a debtor in possession under the law of any other country.

Insured means the Organization and any Insured Person.

Insured Capacity means the position or capacity of an Insured Person that causes him or her to meet the definition of Insured Person set forth in this coverage section. Insured Capacity does not include any position or capacity held by an Insured Person in any organization other than the Organization, even if the Organization directed or requested the Insured Person to serve in such position or capacity in such other organization.

Insured Person means any natural person who was, now is or shall become:

(a)	a duly elected or appointed director, officer, Manager, or the in-house general counsel of any Organization chartered in the United States of America;

(b)	a holder of a position equivalent to any position described in (a) above in an Organization that is chartered in any jurisdiction other than the United States of America; or

(c)	solely with respect to Securities Claims, any other employee of an Organization, provided that such other employees shall not, solely by reason of their status as employees, be Insured Persons for purposes of Exclusion 6(c).

Investigative Costs means reasonable costs, charges, fees (including but not limited to attorneys’ fees and experts’ fees) and expenses (other than regular or overtime wages, salaries, fees, or benefits of the directors, officers or employees of the Organization) incurred by the Organization (including its Board of Directors or any committee of its Board of Directors) in investigating or evaluating on behalf of the Organization whether it is in the best interest of the Organization to prosecute the claims alleged in a Securityholder Derivative Demand.

Loss means:

(a)	the amount that any Insured Person (for purposes of Insuring Clauses 1 and 2) or the Organization (for purposes of Insuring Clause 3) becomes legally obligated to pay on account of any covered Claim, including but not limited to damages (including punitive or exemplary damages, if and to the extent that such punitive or exemplary damages are insurable under the law of the jurisdiction most favorable to the insurability of such damages provided such jurisdiction has a substantial relationship to the relevant Insureds, to the Company, or to the Claim giving rise to the damages), judgments, settlements, pre-judgment and post-judgment interest and Defense Costs; or

(b)	for purposes of insuring Clause 4, covered Investigative Costs.

Loss does not include:

(a)	any amount not indemnified by the Organization for which an Insured Person is absolved from payment by reason of any covenant, agreement or court order;

(b)	any costs incurred by the Organization to comply with any order for injunctive or other non-monetary relief, or to comply with an agreement to provide such relief;

(c)	any amount incurred by an Insured in the defense or investigation of any action, proceeding or demand that is not then a Claim even if (i) such amount also benefits the defense of a covered Claim, or (ii) such action, proceeding or demand subsequently gives rise to a Claim;

(d)	taxes, fines or penalties, or the multiple portion of any multiplied damage award, except as provided above with respect to punitive or exemplary damages;

(e)	any amount not insurable under the law pursuant to which this coverage section is construed, except as provided above with respect to punitive or exemplary damages;

(f)	any amount allocated to non-covered loss pursuant to Subsection 17 of this coverage section; or

(g)	any amount that represents or is substantially equivalent to an increase in the consideration paid (or proposed to be paid) by an Organization in connection with its purchase of any securities or assets.

Manager means any natural person who was, now is or shall become a manager, member of the Board of Managers or equivalent executive of an Organization that is a limited liability company.

Organization means, collectively, those organizations designated in Item 5 of the Declarations for this coverage section, including any such organization in its capacity as a debtor in possession under the United States bankruptcy law or in an equivalent status under the law of any other country.

Pollutants means (a) any substance located anywhere in the world exhibiting any hazardous characteristics as defined by, or identified on a list of hazardous substances issued by, the United States Environmental Protection Agency or any state, county, municipality or locality counterpart thereof, including, without limitation, solids, liquids, gaseous or thermal irritants, contaminants or smoke, vapor, soot, fumes, acids, alkalis, chemicals or waste materials, or (b) any other air emission, odor, waste water, oil or oil products, infectious or medical waste, asbestos or asbestos products or any noise.

Related Claims means all Claims for Wrongful Acts based upon, arising from, or in consequence of the same or related facts, circumstances, situations, transactions or events or the same or related series of facts, circumstances, situations, transactions or events.

Securities Claim means that portion of a Claim which:

(a)	is brought by a securityholder of an Organization

(i)	in his or her capacity as a securityholder of such Organization, with respect to his or her interest in securities of such Organization, and against such Organization or any of its Insured Persons; or

(ii)	derivatively, on behalf of such Organization, against an Insured Person of such Organization; or

(b)	alleges that an Organization or any of its Insured Persons

(i)	violated a federal, state, local or foreign securities law or a rule or regulation promulgated under any such securities law: or

(ii)	committed a Wrongful Act that constitutes or arises from a purchase, sale, or offer to purchase or sell securities of such Organization,

provided that Securities Claim does not include any Claim by or on behalf of a former, current, future or prospective employee of the Organization that is based upon, arising from, or in consequence of any offer, grant or issuance, or any plan or agreement relating to the offer, grant or issuance, by the Organization to such employee in his or her capacity as such of stock, stock warrants, stock options or other securities of the Organization, or any payment or instrument the amount or value of which is derived from the value of securities of the Organization; and provided, further, that Securities Claim does not include any Securityholder Derivative Demand.

Securityholder Derivative Demand means:

(a)	any written demand. by a securityholder of an Organization, upon the Board of Directors or Board of Managers of such Organization to bring a civil proceeding in a court of law against an Insured Person for a Wrongful Act; or

(b)	any lawsuit by a securityholder of an Organization, brought derivatively on behalf of such Organization against an Insured Person for a Wrongful Act without first making a demand as described in (a) above, provided such demand or lawsuit is brought and maintained without any active assistance or participation of, or solicitation by, any Insured Person.

Subsidiary, either in the singular or plural, means any organization while more than fifty percent (50%) of the outstanding securities or voting rights representing the present right to vote for election of or to appoint directors or Managers of such organization are owned or controlled, directly or indirectly, in any combination, by one or more Organizations.

Wrongful Act means:

(a)	any error, misstatement, misleading statement, act, omission, neglect, or breach of duty committed, attempted, or allegedly committed or attempted by an

Insured Person in his or her Insured Capacity, or for purposes of coverage under Insuring Clause 3, by the Organization, or

(b)	any other matter claimed against an Insured Person solely by reason of his or her serving in an Insured Capacity.

Exclusions

Applicable To All Insuring Clauses

6.	The Company shall not be liable for Loss on account of any Claim:

(a)	based upon, arising from, or in consequence of any fact, circumstance, situation, transaction, event or Wrongful Act that, before the inception date set forth in Item 2 of the Declarations of the General Terms and Conditions, was the subject of any notice given under any policy or coverage section of which this coverage section is a direct or indirect renewal or replacement;

(b)	based upon, arising from, or in consequence of any demand, suit or other proceeding pending against, or order, decree or judgment entered for or against any Insured, on or prior to the Pending or Prior Date set forth in Item 7 of the Declarations for this coverage section, or the same or substantially the same fact, circumstance or situation underlying or alleged therein;

(c)	brought or maintained by or on behalf of any Insured in any capacity; provided that this Exclusion 6(c) shall not apply to:

(i)	a Claim brought or maintained derivatively on behalf of the Organization by one or more securityholders of the Organization, provided such Claim is brought and maintained without any active assistance or participation of, or solicitation by, any Insured Person;

(ii)	an employment Claim brought or maintained by or on behalf of an Insured Person;

(iii)	a Claim brought or maintained by an Insured Person for contribution or indemnity, if such Claim directly results from another Claim covered under this coverage section; or

(iv)	a Claim brought by an Insured Person who has not served in an Insured Capacity for at least four (4) years prior to the date such Claim is first made and who brings and maintains such Claim without any active assistance or participation of, or solicitation by, the Organization or any other Insured Person who is serving or has served in an Insured Capacity within such four (4) year period;

(d)	based upon, arising from, or in consequence of:

(i)	any actual, alleged, or threatened exposure to, or generation, storage, transportation, discharge, emission, release, dispersal, escape, treatment, removal or disposal of any Pollutants; or

(ii)	any regulation, order, direction or request to test for, monitor, clean up, remove, contain, treat, detoxify or neutralize any Pollutants, or any action taken in contemplation or anticipation of any such regulation, order, direction or request, including but not limited to any Claim for financial loss to the Organization, its securityholders or its creditors based upon, arising from, or in consequence of any matter described in clause (i) or clause (ii) of this Exclusion 6(d);

(e)	for bodily injury, mental anguish, emotional distress, sickness, disease or death of any person or damage to or destruction of any tangible property including loss of use thereof whether or not it is damaged or destroyed; provided that this Exclusion 6(e) shall not apply to mental anguish or emotional distress for which a claimant seeks compensation in an employment Claim;

(f)	for an actual or alleged violation of the responsibilities, obligations or duties imposed on fiduciaries by the Employee Retirement Income Security Act of 1974, or any amendments thereto, or any rules or regulations promulgated thereunder, or any similar provisions of any federal, state, or local statutory law or common law anywhere in the world;

(g)	for Wrongful Acts of an Insured Person in his or her capacity as a director, officer, manager, trustee, regent, governor or employee of any entity other than the Organization, even if the Insured Person’s service in such capacity is with the knowledge or consent or at the request of the Organization; or

(h)	made against a Subsidiary or an Insured Person of such Subsidiary for any Wrongful Act committed, attempted, or allegedly committed or attempted during any time when such entity was not a Subsidiary.

Applicable To Insuring Clauses 1 and 2 Only

7.	The Company shall not be liable under Insuring Clause 1 or 2 for Loss on account of any Claim made against any Insured Person:

(a)	for an accounting of profits made from the purchase or sale by such Insured Person of securities of the Organization within the meaning of Section 16(b) of the Securities Exchange Act of 1934, any amendments thereto, or any similar provision of any federal, state, or local statutory law or common law anywhere in the world; or

(b)	based upon, arising from, or in consequence of:

(i)	the committing in fact of any deliberately fraudulent act or omission or any willful violation of any statute or regulation by such Insured Person; or

(ii)	such Insured Person having gained in fact any profit, remuneration or advantage to which such Insured Person was not legally entitled,

as evidenced by (A) any written statement or written document by any Insured or (B) any judgment or ruling in any judicial, administrative or alternative dispute resolution proceeding.

Applicable To Insuring Clause 3 Only

8.	The Company shall not be liable under Insuring Clause 3 for Loss on account of any Securities Claim made against any Organization:

(a)	based upon, arising from, or in consequence of:

(i)	the committing in fact of any deliberately fraudulent act or omission or any willful violation of any statute or regulation by an Organization or by any past, present or future chief financial officer, in-house general counsel, president, chief executive officer or chairperson of an Organization; or

(ii)	such Organization having gained in fact any profit, remuneration or advantage to which such Organization was not legally entitled,

as evidenced by (A) any written statement or written document by any Insured or (B) any judgment or ruling in any judicial, administrative or alternative dispute resolution proceeding; or

(b)	for any actual or alleged liability of an Organization under any contract or agreement that relates to the purchase, sale, or offer to purchase or sell any securities; provided that this Exclusion 8(b) shall not apply to liability that would have attached to such Organization in the absence of such contract or agreement.

Severability of Exclusions

9.	(a)	No fact pertaining to or knowledge possessed by any Insured Person shall be imputed to any other Insured Person for the purpose of applying the exclusions in Subsection 7 of this coverage section.

(b)	Only facts pertaining to and knowledge possessed by any past, present, or future chief financial officer, in-house general counsel, president, chief executive officer or chairperson of an Organization shall be imputed to such Organization for the purpose of applying the exclusions in Subsection 8 of this coverage section.

Spouses, Estates and Legal Representatives

10.	Subject otherwise to the General Terms and Conditions and the limitations, conditions, provisions and other terms of this coverage section, coverage shall extend to Claims for the Wrongful Acts of an Insured Person made against:

(a)	the estate, heirs, legal representatives or assigns of such Insured Person if such Insured Person is deceased or the legal representatives or assigns of such Insured Person if such Insured Person is incompetent, insolvent or bankrupt; or

(b)	the lawful spouse or Domestic Partner of such Insured Person solely by reason of such spouse or Domestic Partner’s status as a spouse or Domestic Partner, or such spouse or Domestic Partner’s ownership interest in property which the claimant seeks as recovery for an alleged Wrongful Act of such Insured Person.

All terms and conditions of this coverage section, including without limitation the Retention, applicable to Loss incurred by the Insured Persons, shall also apply to loss incurred by the estates, heirs, legal representatives, assigns, spouses and Domestic Partners of such Insured Persons. The coverage provided by this Subsection 10 shall not apply with respect to any loss arising from an act or omission by an Insured Person’s estate, heirs, legal representatives, assigns, spouse or Domestic Partner.

Coordination With Employment Practices Liability Coverage Section

11.	Any Loss otherwise covered by both (i) this coverage section and (ii) any employment practices liability coverage section or policy issued by the Company or by any affiliate of the Company (an “Employment Practices Liability Coverage”) first shall be covered as provided in, and shall be subject to the limit of liability, retention and coinsurance percentage applicable to such Employment Practices Liability Coverage. Any remaining Loss otherwise covered by this coverage section which is not paid under such Employment Practices Liability Coverage shall be covered as provided in, and shall be subject to the Limit of Liability, Retention and Coinsurance Percentage applicable to this coverage section; provided the Retention applicable to such Loss under this coverage section shall be reduced by the amount of Loss otherwise covered by this coverage section which is paid by the Insureds as the retention under such Employment Practices Liability Coverage.

Extended Reporting Period

12.	If the Company or the Parent Organization terminates or does not renew this coverage section, other than termination by the Company for nonpayment of premium, the Parent Organization and the Insured Persons shall have the right, upon payment of the additional premium set forth in Item 6(B) of the Declarations for this coverage section, to an extension of the coverage granted by this coverage section for Claims that are (i) first made during the period set forth in Item 6(A) of the Declarations for this coverage section (the “Extended Reporting Period”) following the effective date of termination or nonrenewal, and (ii) reported to the Company in writing within the time provided in Subsection 15(a) of this coverage section, but only to the extent such Claims are for Wrongful Acts committed, attempted, or allegedly committed or attempted before the earlier of the effective date of termination or nonrenewal or the date of the first merger, consolidation or acquisition event described in Subsection 21 below. The offer of renewal terms and conditions or premiums different from those in effect prior to renewal shall not constitute refusal to renew. The right to purchase an extension of coverage as described in this Subsection shall lapse unless written notice of election to purchase the extension, together with payment of the additional premium due, is received by the Company within thirty (30) days after the effective date of termination or nonrenewal. Any Claim made during the Extended Reporting Period shall be deemed to have been made during the immediately preceding Policy Period. The entire additional premium for the Extended Reporting Period shall be deemed fully earned at the inception of such Extended Reporting Period.

Limit of Liability, Retention and Coinsurance

13.	(a)

The Company’s maximum liability for all Loss on account of each Claim, whether covered under one or more Insuring Clauses, shall be the Limit of Liability set forth in Item 2(A) of the Declarations for this coverage section. The Company’s maximum aggregate liability for all Loss on account of all Claims first made during the Policy Period, whether covered under one or more Insuring Clauses, shall be the Limit of Liability for each Policy Period set forth in Item 2(B) of the Declarations for this coverage section.

(b)	The Company’s maximum aggregate liability under Insuring Clause 4 for all Investigative Costs on account of all Securityholder Derivative Demands shall be the Sublimit set forth in Item 2(C) of the Declarations for this coverage section. Such Sublimit is part of, and not in addition to, the Limits of Liability set forth in Items 2(A) and 2(B) of the Declarations.

(c)	Defense Costs are part of, and not in addition to, the Limits of Liability set forth in Item 2 of the Declarations for this coverage section, and the payment by the Company of Defense Costs shall reduce and may exhaust such applicable Limits of Liability.

(d)	The Company’s liability under Insuring Clause 2 or 3 shall apply only to that part of covered Loss (as determined by any applicable provision in Subsection 17 of this coverage section) on account of each Claim which is excess of the applicable Retention set forth in Item 4 of the Declarations for this coverage section. Such Retention shall be depleted only by Loss otherwise covered under this coverage section and shall be borne by the Insureds uninsured and at their own risk. Except as otherwise provided in Subsection 14, no Retention shall apply to any Loss under Insuring Clause 1 or 4.

(e)	If different parts of a single Claim are subject to different Retentions, the applicable Retentions will be applied separately to each part of such Claim, but the sum of such Retentions shall not exceed the largest applicable Retention.

(f)	To the extent that Loss resulting from a Securities Claim is covered under Insuring Clause 2 or 3 (as determined by Subsection 17(a) of this coverage section) and is in excess of the applicable Retention, the Insureds shall bear uninsured and at their own risk that percentage of such Loss specified as the Coinsurance Percentage in Item 3(A) of the Declarations for this coverage section, and the Company’s liability shall apply only to the remaining percentage of such Loss. To the extent that Loss resulting from a Claim other than a Securities Claim is covered under Insuring Clause 2 or 3 (as determined by Subsection 17(b) of this coverage section) and is in excess of the applicable Retention, the Insureds shall bear uninsured and at their own risk that percentage of such Loss specified as the Coinsurance Percentage in Item 3(B) of the Declarations for this coverage section, and the Company’s liability shall apply only to the remaining percentage of such Loss.

(g)	All Related Claims shall be treated as a single Claim first made on the date the earliest of such Related Claims was first made, or on the date the earliest of such Related Claims is treated as having been made in accordance with Subsection 15(b) below, regardless of whether such date is before or during the Policy Period.

(h)	The limit of liability available during the Extended Reporting Period (if exercised) shall be part of, and not in addition to, the Company’s maximum aggregate limit of liability for all Loss on account of all Claims first made during the immediately preceding Policy Period.

Presumptive Indemnification

14.	If the Organization fails or refuses, other than for reason of Financial Impairment, to indemnify an Insured Person for Loss, or to advance Defense Costs on behalf of an Insured Person, to the fullest extent permitted by statutory or common law, then, notwithstanding any other conditions, provisions or terms of this coverage section to the contrary, any payment by the Company of such Defense Costs or other Loss shall be subject to:

(i)	the applicable Insuring Clause 2 Retention set forth in Item 4 of the Declarations for this coverage section; and

(ii)	the applicable Coinsurance Percentage set forth in Item 3 of the Declarations for this coverage section.

Reporting and Notice

15.	(a)	The Insureds shall, as a condition precedent to exercising any right to coverage under this coverage section, give to the Company written notice of any Claim as soon as practicable, but in no event later than the earliest of the following dates:

		(i)	sixty (60) days after the date on which any Organization’s chief financial officer, in-house general counsel, risk manager, president, chief executive officer or chairperson first becomes aware that the Claim has been made;

		(ii)	if this coverage section expires (or is otherwise terminated) without being renewed and if no Extended Reporting Period is purchased, sixty (60) days after the effective date of such expiration or termination; or

		(iii)	the expiration date of the Extended Reporting Period, if purchased;

provided that if the Company sends written notice to the Parent Organization, at any time before the date set forth in (i) above with respect to any Claim, stating that this coverage section is being terminated for nonpayment of premium, the Insureds shall give to the Company written notice of such Claim prior to the effective date of such termination.

	(b)	If during the Policy Period an Insured:

		(i)	becomes aware of circumstances which could give rise to a Claim and gives written notice of such circumstances to the Company;

		(ii)	receives a written request to toll or waive a statute of limitations applicable to Wrongful Acts committed, attempted, or allegedly committed or attempted before or during the Policy Period and gives written notice of such request and of such alleged Wrongful Acts to the Company; or

		(iii)	gives written notice to the Company of a Securityholder Derivative Demand,

then any Claim subsequently arising from the circumstances referred to in (i) above, from the Wrongful Acts referred to in (ii) above, or from the Securityholder Derivative Demand referred to in (iii) above, shall be deemed to have been first made during the Policy Period in which the written notice described in (i), (ii) or (iii) above was first given by an Insured to the Company, provided any such subsequent Claim is reported to the Company as set forth in Subsection 15(a) above. With respect to any such subsequent Claim, no coverage under this coverage section shall apply to loss incurred prior to the date such subsequent Claim is actually made.

	(c)	The Insureds shall, as a condition precedent to exercising any right to coverage under this coverage section, give to the Company such information, assistance, and cooperation as the Company may reasonably require, and shall include in any notice under Subsection 15(a) or (b) a description of the Claim, circumstances, or Securityholder Derivative Demand, the nature of any alleged Wrongful Acts, the nature of the alleged or potential damage, the names of all actual or potential claimants, the names of all actual or potential defendants, and the manner in which such Insured first became aware of the Claim, circumstances, or Securityholder Derivative Demand.

Defense and Settlement

16.	(a)	It shall be the duty of the Insureds and not the duty of the Company to defend Claims made against the Insureds.

	(b)	The Insureds agree not to settle or offer to settle any Claim, incur any Defense Costs or otherwise assume any contractual obligation or admit any liability with respect to any Claim without the Company’s prior written consent. The Company shall not be liable for any element of Loss incurred, for any obligation assumed, or for any admission made, by any Insured without the Company’s prior written consent. Provided the Insureds comply with Subsections 16(c) and (d) below, the Company shall not unreasonably withhold any such consent.

	(c)	With respect to any Claim that appears reasonably likely to be covered in whole or in part under this coverage section, the Company shall have the right and shall be given the opportunity to effectively associate with the Insureds, and shall be consulted in advance by the Insureds, regarding the investigation, defense and settlement of such Claim, including but not limited to selecting appropriate defense counsel and negotiating any settlement.

	(d)	The Insureds agree to provide the Company with all information, assistance and cooperation which the Company may reasonably require and agree that in the event of a Claim the Insureds will do nothing that could prejudice the Company’s position or its potential or actual rights of recovery.

	(e)	Any advancement of Defense Costs shall be repaid to the Company by the Insureds, severally according to their respective interests, if and to the extent it is determined that such Defense Costs are not insured under this coverage section.

Allocation

17.	(a)	If in any Securities Claim the Insureds incur both Loss that is covered under this coverage section and loss that is not covered under this coverage section, the Insureds and the Company shall allocate such amount between covered Loss and non-covered loss as follows:

		(i)	The portion, if any, of such amount that is in part covered and in part not covered under Insuring Clause 2 shall be allocated in its entirety to covered Loss, subject, however, to the applicable Retention and Coinsurance Percentage set forth in Items 4(C) and 3(A) of the Declarations for this coverage section, respectively; and

		(ii)	The portion, if any, of such amount that is in part covered and in part not covered under Insuring Clause 1 or 3 shall be allocated between covered Loss and non-covered loss based on the relative legal and financial exposures of the Insureds to covered and non-covered matters and, in the event of a settlement in such Securities Claim, based also on the relative benefits to the Insureds from settlement of the covered matters and from settlement of the non-covered matters; provided that the amount so allocated to covered Loss under Insuring Clause 3 shall be subject to the Retention and Coinsurance Percentage set forth in Items 4(C) and 3(A) of the Declarations for this coverage section, respectively.

The Company shall not be liable under this coverage section for the portion of such amount allocated to non-covered loss. The allocation described in (i) above shall be final and binding on the Company and the Insureds under Insuring Clause 2, but shall not apply to any allocation under Insuring Clauses 1 and 3.

(b)	If in any Claim other than a Securities Claim the Insured Persons incur both Loss that is covered under this coverage section and loss that is not covered under this coverage section, either because such Claim includes both covered and non-covered matters or because such Claim is made against both Insured Persons and others (including the Organization), the Insureds and the Company shall allocate such amount between covered Loss and non-covered loss based on the relative legal and financial exposures of the parties to covered and non-covered matters and, in the event of a settlement in such Claim, based also on the relative benefits to the parties from such settlement. The Company shall not be liable under this coverage section for the portion of such amount allocated to non-covered loss.

(c)	If the Insureds and the Company agree on an allocation of Defense Costs, the Company shall advance on a current basis Defense Costs allocated to the covered Loss. If the Insureds and the Company cannot agree on an allocation:

(i)	no presumption as to allocation shall exist in any arbitration, suit or other proceeding;

(ii)	the Company shall advance on a current basis Defense Costs which the Company believes to be covered under this coverage section until a different allocation is negotiated, arbitrated or judicially determined; and

(iii)	the Company, if requested by the Insureds, shall submit the dispute to binding arbitration. The rules of the American Arbitration Association shall apply except with respect to the selection of the arbitration panel, which shall consist of one arbitrator selected by the Insureds, one arbitrator selected by the Company, and a third independent arbitrator selected by the first two arbitrators.

(d)	Any negotiated, arbitrated or judicially determined allocation of Defense Costs on account of a Claim shall be applied retroactively to all Defense Costs on account of. such Claim, notwithstanding any prior advancement to the contrary. Any allocation or advancement of Defense Costs on account of a Claim shall not apply to or create any presumption with respect to the allocation of other Loss on account of such Claim.

Other Insurance

18.	If any Loss under this coverage section is insured under any other valid insurance policy(ies), then this coverage section shall cover such Loss, subject to its limitations, conditions, provisions and other terms, only to the extent that the amount of such Loss is in excess of the applicable retention (or deductible) and limit of liability under such other insurance, whether such other insurance is stated to be primary, contributory, excess, contingent or otherwise, unless such other insurance is written only as specific excess insurance over the Limits of Liability provided in this coverage section. Any payment by Insureds of a retention or deductible under such other insurance shall reduce, by the amount of such payment which would otherwise have been covered under this coverage section, the applicable Retention under this coverage section.

Payment of Loss

19.	In the event payment of Loss is due under this coverage section but the amount of such Loss in the aggregate exceeds the remaining available Limit of Liability for this coverage section, the Company shall:

(a)	first pay such Loss for which coverage is provided under Insuring Clause 1 of this coverage section; then

(b)	to the extent of any remaining amount of the Limit of Liability available after payment under (a) above, pay such Loss for which coverage is provided under any other Insuring Clause of this coverage section.

Except as otherwise provided in this Subsection 19, the Company may pay covered Loss as it becomes due under this coverage section without regard to the potential for other future payment obligations under this coverage section.

Changes in Exposure

Acquisition/Creation of Another Organization

20.	If before or during the Policy Period any Organization:

(a)	acquires securities or voting rights in another organization or creates another organization, which as a result of such acquisition or creation becomes a Subsidiary; or

(b)	acquires another organization by merger into or consolidation with an Organization such that the Organization is the surviving entity,

such other organization and its Insured Persons shall be Insureds under this coverage section, but only with respect to Wrongful Acts committed, attempted, or allegedly committed or attempted after such acquisition or creation unless the Company agrees, after presentation of a complete application and all other appropriate information, to provide coverage by endorsement for Wrongful Acts committed, attempted, or allegedly committed or attempted by such Insureds before such acquisition or creation.

If the total assets of any such acquired organization or new Subsidiary exceed ten percent (10%) of the total assets of the Parent Organization (as reflected in the most recent audited consolidated financial statements of such organization and the Parent Organization, respectively, as of the date of such acquisition or creation), the Parent Organization shall give written notice of such acquisition or creation to the Company as soon as practicable, but in no event later than sixty (60) days after the date of such acquisition or creation, together with such other information as the Company may require and shall pay any reasonable additional premium required by the Company. If the Parent Organization fails to give such notice within the time specified in the preceding sentence, or fails to pay the additional premium required by the Company, coverage for such acquired or created organization and its Insured Persons shall terminate with respect to Claims first made more than sixty (60) days after such acquisition or creation. Coverage for any acquired or created organization described in this paragraph, and for the Insured Persons of such organization, shall be subject to such additional or different terms, conditions and limitations of coverage as the Company in its sole discretion may require.

Acquisition by Another Organization

21.	If:

(a)	the Parent Organization merges into or consolidates with another organization and the Parent Organization is not the surviving entity; or

(b)	another organization or person or group of organizations and/or persons acting in concert acquires securities or voting rights which result in ownership or voting control by the other organization(s) or person(s) of more than fifty percent (50%) of the outstanding securities or voting rights representing the present right to vote for the election of or to appoint directors or Managers of the Parent Organization, coverage under this coverage section shall continue until termination of this coverage section, but only with respect to Claims for Wrongful Acts committed, attempted, or allegedly committed or attempted by Insureds before such merger, consolidation or acquisition. Upon the occurrence of any event described in (a) or (b) of this Subsection 21, the entire premium for this coverage section shall be deemed fully earned. The Parent Organization shall give written notice of such merger, consolidation or acquisition to the Company as soon as practicable, but in no event later than sixty (60) days after the date of such merger, consolidation or acquisition, together with such other information as the Company may require. Upon receipt of such notice and information and at the request of the Parent Organization, the Company shall provide to the Parent Organization a quotation for an extension of coverage (for such period as may be negotiated between the Company and the Parent Organization) with respect to Claims for Wrongful Acts committed, attempted, or allegedly committed or attempted by Insureds before such merger, consolidation or acquisition. Any coverage extension pursuant to such quotation shall be subject to such additional or different terms, conditions and limitations of coverage, and payment of such additional premium, as the Company in its sole discretion may require.

Cessation of Subsidiary

22.	In the event an organization ceases to be a Subsidiary before or during the Policy Period, coverage with respect to such Subsidiary and its Insured Persons shall continue until termination of this coverage section, but only with respect to Claims for Wrongful Acts committed, attempted, or allegedly committed or attempted while such organization was a Subsidiary.

Related Entity Public Offering

23.	If any Organization files or causes to be filed, with the United States Securities and Exchange Commission or an equivalent agency or government department in any country other than the United States of America, any registration statement in contemplation of a public offering of equity securities by any entity other than the Parent Organization (irrespective of whether such public offering is an initial public offering or a secondary or other offering subsequent to an initial public offering), then the Company shall not be liable for Loss on account of any Claim based upon, arising from, or in consequence of such registration statement or the sale, offer to sell, distribution or issuance of any securities pursuant to such registration statement, unless (i) the Company receives written notice at least thirty (30) days prior to the effective date of such registration statement providing full details of the contemplated offering, and (ii) the Company, in its sole discretion, agrees by written endorsement to this coverage section to provide coverage for such Claims upon such terms and conditions, subject to such limitations and other provisions, and for such additional premium as the Company may require. If the Company in its sole discretion agrees to provide coverage for such Claims, the additional premium specified by the Company shall be payable to the Company in full not later than the date on which such registration statement becomes effective.

Representations and Severability

24.	In issuing this coverage section the Company has relied upon the statements, representations and information in the Application. All of the Insureds acknowledge and agree that all such statements, representations and information (i) are true and accurate, (ii) were made or provided in order to induce the Company to issue this coverage section, and (iii) are material to the Company’s acceptance of the risk to which this coverage section applies.

In the event that any of the statements, representations or information in the Application are not true and accurate, this coverage section shall be void with respect to (i) any Insured who knew as of the effective date of the Application the facts that were not truthfully and accurately disclosed (whether or not the Insured knew of such untruthful disclosure in the Application) or to whom knowledge of such facts is imputed, and (ii) the Organization under Insuring Clause 2 to the extent it indemnifies an Insured Person who had such actual or imputed knowledge. For purposes of the preceding sentence:

(a)	the knowledge of any Insured Person who is a past, present or future chief financial officer, in-house general counsel, chief executive officer, president or chairperson of an Organization shall be imputed to such Organization and its Subsidiaries;

(b)	the knowledge of the person(s) who signed the Application for this coverage section shall be imputed to all of the Insureds and

(c)	except as provided in (a) above, the knowledge of an Insured Person who did not sign the Application shall not be imputed to any other Insured.

ENDORSEMENT

Coverage Section: Executive Protection Portfolio Executive Liability and Entity Securities Liability Coverage Section (Federal & Vigilant)

Effective date ofthis endorsement: June 30, 2004	Company: Federal Insurance Company

Endorsement No. 1

To be attached to and
form a part of Policy No. 8125-6460

Issued to: RICHARDSON ELECTRONICS, LTD.

ILLINOIS AMENDATORY ENDORSEMENT

TO THE EXECUTIVE LIABILITY AND ENTITY SECURITIES LIABILITY COVERAGE SECTION

In consideration of the premium charged, it is agreed that:

1.	The definition of “Defense Costs” in Subsection 5. Definitions of the Executive Liability and Entity Securities Liability Coverage Section is amended to add the following at the end of such definition:

“Defense Costs do not include remuneration, salaries, wages, fees, expenses, overhead, or benefit expenses or other fees or charges of the Company”

2.	The definition of “Loss” in Subsection 5. Definitions of the Executive Liability and Entity Securities Liability Coverage Section is amended so that the third parenthetical phrase in the first paragraph (a) thereof reads as follows:

`	“(including punitive or exemplary damages to the extent that such damages are insurable under applicable law; provided, however, that under Illinois law punitive damages are insurable only if such damages are based on vicarious liability for another’s acts or omissions)”

3.	The definition of “Loss” in Subsection 5. Definitions of the Executive Liability and Entity Securities Liability Coverage Section is amended further by deleting the reference to punitive and exemplary damages in paragraph (e) thereof.

4.	The definition of “Loss” in Subsection 5. Definitions of the Executive Liability and Entity Securities Liability Coverage Section is further amended by deleting the reference to pre-judgment interest.

5.	Subsection 12. Extended Reporting Period of the Executive Liability and Entity Securities Liability Coverage Section is amended by deleting the first sentence thereof and replacing it with the following:

“If the Company or the Parent Organization terminate or do not renew this coverage section, the Parent Organization and the Insured Persons shall have the right, upon payment of the additional premium set forth in Item 6(B) of the Declarations for this coverage section, to an extension of the coverage granted by this coverage section for Claims that are (i) first made during the period set forth in Item 6(A) of the Declarations for this coverage section (the “Extended Reporting Period”) following the effective date of termination or non-renewal, and (ii) reported to the Company in writing within the time provided in Subsection 15(a) of this coverage section, but only to the extent such Claims are for Wrongful Acts committed, attempted, or allegedly committed or attempted before the earlier of the effective date of termination or non-renewal or the date of the first merger, consolidation or acquisition event described in Subsection 21 below. Such Extended Reporting Period shall be for a period of one (1) year or such other time period as agreed upon by the Company and the Parent Organization and the Insured Persons.”

6.	Subsection 12. Extended Reporting Period of the Executive Liability and Entity Securities Liability Coverage Section is further amended by adding the following at the end of such Subsection:

“Where premium, deductibles or coinsurance is due for coverage under this policy, any payment received by the Company as payment for the Extended Reporting Period shall first be applied to such premium, deductible or coinsurance owing for this policy. An Extended Reporting Period will not take effect until the premium, deductible and coinsurance due for this policy is paid in full and the premium for the Extended Reporting Period coverage is paid promptly when due.”

7.	Subsection 18. Other Insurance of the Executive Liability and Entity Securities Liability Coverage Section is amended to read as follows:

“If any Loss under this coverage section is insured under any other valid insurance policy(ies) subject to the same terms, conditions and provisions as the insurance provided by this coverage section, prior or current, then this coverage section shall cover its share of such Loss, subject to its limitations, conditions, provisions and other terms, in an amount equal to the proportion that the then-available Limit of Liability provided in this coverage section bears to the aggregate of all limits of liability of all insurance covering such Loss, whether such other policy(ies) is stated to be primary, contributory, excess, contingent or otherwise, unless such other policy(ies) is written only as specific excess insurance over the Limits of Liability provided in this coverage section. If any Loss under this coverage section is insured under any valid insurance policy(ies) other than as described above, then this coverage section shall cover such Loss, subject to its limitations, conditions, provisions and other terms, only to the extent that the amount of such Loss is in excess of the amount of such other insurance, whether such other insurance is stated to be primary, contributory, excess, contingent or otherwise, unless such other insurance is written only as specific excess insurance over the Limits of Liability provided in this coverage section. Any payment by Insureds of a retention or deductible under such other insurance shall reduce, by the amount of such payment which would otherwise have been covered under this coverage section, the applicable Retention under this coverage section.”

The policy is amended to the extent necessary to effect the purposes of this Amendatory Endorsement.

The regulatory requirements set forth in this Amendatory Endorsement shall supersede and take precedence over any provisions of the policy or any endorsement to the policy, whenever added, that are inconsistent with or contrary to the provisions of this Amendatory Endorsement, unless such policy or endorsement provisions comply with the applicable insurance laws of the state of Illinois.

All other terms, conditions and limitations of this policy shall remain unchanged.

Authorized Representative

ENDORSEMENT

Coverage Section: Executive Protection Portfolio General Terms and Conditions Section (Federal & Vigilant)

Effective date ofthis endorsement: June 30, 2004	Company: Federal Insurance Company

Endorsement No. 2

To be attached to and
form a part of Policy No. 8125-6460

Issued to: RICHARDSON ELECTRONICS, LTD.

AMEND CHANGES IN EXPOSURE ENDORSEMENT

In consideration of the premium charged, it is agreed that the second full paragraph of Subsection 20 of this coverage section, Changes in Exposure: Acquisition/Creation of Another Organization, is amended to read in its entirety as follows:

If the total assets of any such acquired organization or new Subsidiary exceed Twenty-five percent (25%) of the total assets of the Parent Organization (as reflected in the most recent audited consolidated financial statements of such organization and the Parent Organization, respectively, as of the date of such acquisition or creation), the Parent Organization shall give written notice of such acquisition or creation to the Company as soon as practicable, but in no event later than sixty (60) days after the date of such acquisition or creation, together with such other information as the Company may require and shall pay any reasonable additional premium required by the Company. If the Parent Organization fails to give such notice within the time specified in the preceding sentence, or fails to pay the additional premium required by the Company, coverage for such acquired or created organization and its Insured Persons shall terminate with respect to Claims first made more than sixty (60) days after such acquisition or creation. Coverage for any acquired or created organization described in this paragraph, and for the Insured Persons of such organization, shall be subject to such additional or different terms, conditions and limitations of coverage as the Company in its sole discretion may require.

The title and any headings in this endorsement are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this policy shall remain unchanged.

Authorized Representative

ENDORSEMENT

Coverage Section: Executive Protection Portfolio General Terms and Conditions Section (Federal & Vigilant)

Effective date ofthis endorsement: June 30, 2004	Company: Federal Insurance Company

Endorsement No. 3

To be attached to and
form a part of Policy No. 8125-6460

Issued to: RICHARDSON ELECTRONICS, LTD.

OUTSIDE NOT-FOR-PROFIT DIRECTORSHIP LIABILITY ENDORSEMENT

In consideration of the premium charged, it is agreed that:

(1)	Solely for purposes of the coverage provided under Insuring Clause 1 and Insuring Clause 2 of this coverage section, the definition of “Insured Capacity” in Subsection 3. Definitions is amended to read in its entirety as follows:

“Insured Capacity means:

(a)	a position as a duly elected or appointed director. officer or Manager, or as the in-house general counsel, of any Organization chartered in the United States of America;

(b)	a position equivalent to one of the positions described in (a) above in an Organization that is chartered in a jurisdiction other than the United States of America;

(c)	an Outside Non-Profit Directorship held by a duly elected or appointed director, officer or Manager of an Organization or other employee of an Organization; or

(d)	solely with respect to Securities Claims, a position as an employee of an Organization.

Except as specifically provided in part (c) of this definition, Insured Capacity does not include any position or capacity held by an Insured Person in any organization other than the Organization, even if the Organization directed or requested the Insured Person to serve in such position or capacity in such other organization.”

For purposes of any coverage that may be provided under Insuring Clause 3 or Insuring Clause 4 of this coverage section, the definition of “Insured Capacity” in Subsection 3. Definitions shall remain unchanged.

(2)	“Non-Profit Outside Entity” means a non-profit corporation, community chest, fund or foundation that (i) is not an Organization and (ii) is exempt from federal income tax pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

(3)	“Outside Non-Profit Directorship” means a position held by an Insured Person, with the knowledge and consent of the Organization or at the request of the Organization, as a director, officer, trustee, governor or equivalent executive of a Non-Profit Outside Entity.

(4)	The Company shall not be liable for Loss on account of any Claim against an Insured Person for Wrongful Acts of such Insured Person in an Outside Non-Profit Directorship, if such Claim is brought or maintained by or on behalf of (i) a Non-Profit Outside Entity or (ii) any director, officer, trustee, governor or equivalent executive of a Non-Profit Outside Entity in any capacity; this exclusion shall not, however, apply to:

(a)	a Claim brought or maintained derivatively on behalf of a Non-Profit Outside Entity by one or more securityholders of the Non-Profit Outside Entity who are not directors, officers, trustees, governors or equivalent executives of the Non-Profit Outside Entity, provided that such Claim is brought and maintained without any active assistance or participation of, or solicitation by, any director, officer, trustee, governor or equivalent executive of the Non-Profit Outside Entity, or

(b)	an employment Claim brought or maintained by or on behalf of a director, officer, trustee, governor or equivalent executive of a Non-Profit Outside Entity who is not an Insured Person.

(5)	Exclusion 6(d) of this coverage section is amended to read in its entirety as follows:

“(d)	based upon, arising from, or in consequence of:

(i)	any actual, alleged or threatened exposure to, or generation, storage, transportation, discharge, emission, release, dispersal, escape, treatment, removal or disposal of any Pollutants; or

(ii)	any regulation, order, direction or request to test for, monitor, clean up, remove, contain, treat, detoxify or neutralize any Pollutants, or any action taken in contemplation or anticipation of any such regulation, order, direction or request, including but not limited to any Claim for financial loss to the Organization, any securityholder or creditor of the Organization, any Non-Profit Outside Entity, or any securityholder, creditor or member of a Non-Profit Outside Entity based upon, arising from, or in consequence of any matter described in clause (i) or clause (ii) of this Exclusion 6(d).”

(6)	Exclusion 6(g) of this coverage section is amended to read in its entirety as follows:

“(g)	for Wrongful Acts of an Insured Person in his or her capacity as a director, officer, manager, trustee, regent, governor or employee of any entity other than the Organization. This Exclusion 6(g) shall not apply to Claims for Wrongful Acts of an Insured Person in an Outside Non-Profit Directorship but shall apply to any Claim, or portion thereof, that is for Wrongful Acts committed, attempted, or allegedly committed or attempted by such Insured Person before beginning to serve in the Outside Non-Profit Directorship or after ceasing to serve in the Outside Non-Profit Directorship.”

(7)	Exclusion 7(a) of this coverage section is amended to read in its entirety as follows:

“(a)	for an accounting of profits made from the purchase or sale by such Insured Person of securities of the Organization or-securities of a Non-Profit Outside Entity, within the meaning of Section 16(b) of the Securities Exchange Act of 1934, any amendments thereto, or any similar provision of any federal, state, or local statutory law or common law anywhere in the world.”

(8)	Subsection 18. Other Insurance of this coverage section, as amended by Endorsement Number 1 to this coverage section, is further amended by adding the following:

With respect to Loss resulting from a Claim against an Insured Person for his or her Wrongful Acts in an Outside Non-Profit Directorship. coverage for any such Loss under this coverage section shall also be specifically excess of any indemnification (other than indemnification by the

Organization) that is available to such Insured Person by reason of his or her service in such Outside Non-Profit Directorship, including indemnification available from or provided by the Non-Profit Outside Entity. The Insureds agree that they will use their best efforts promptly to enforce any right of an Insured Person to obtain indemnification from a Non-Profit Outside Entity or any other organization.”

(9)	Nothing in this endorsement is intended, nor shall anything herein be construed, to increase any of the Company’s Limits of Liability shown in Item 2 of the Declarations for this coverage section.

(10)	If the Company or any of its subsidiaries or affiliated companies makes payment under another policy, or under another coverage section of this policy, on account of a Claim that (i) is also covered under this coverage section and that (ii) is made against an Insured Person for his or her Wrongful Acts in an Outside Non-Profit Directorship, then this coverage section’s Limit of Liability with respect to that Claim (as set forth in Item 2(A) of the Declarations for this coverage section) shall be reduced by the amount of the payment so made under such other policy or other coverage section.

The title and any headings in this endorsement are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this policy shall remain unchanged.

Authorized Representative

ENDORSEMENT

Coverage Section: Executive Protection Portfolio Executive Liability and Entity Securities Liability Coverage Section (Federal & Vigilant)

Effective date of this endorsement: June 30, 2004	Company: Federal Insurance Company

Endorsement No. 4

To be attached to and
form a part of Policy No. 8125-6460

Issued to: RICHARDSON ELECTRONICS, LTD.

AMEND EXCLUSION 6(D) ENDORSEMENT

In consideration of the premium charged, it is agreed that:

(1)	Solely to the extent specified in sections (2) and (3) of this endorsement, paragraph (d) of Subsection 6. Exclusions Applicable to All Insuring Clauses of this coverage section shall be deemed amended to read in its entirety as follows:

(d)	based upon, arising from, or in consequence of:

(i)	any actual, alleged, or threatened exposure to, or generation, storage, transportation, discharge, emission, release, dispersal, escape, treatment, removal or disposal of any Pollutants; or

(ii)	any regulation, order, direction or request to test for, monitor, clean up, remove, contain, treat, detoxify or neutralize any Pollutants, or any action taken in contemplation or anticipation of any such regulation, order, direction or request, including but not limited to any Claim for financial loss to the Organization, its securityholders or its creditors based upon, arising from, or in consequence of any matter described in clause (i) or clause (ii) of this Exclusion 6(d). This Exclusion 6(d) shall not, however, apply to a lawsuit brought and maintained derivatively on behalf of the Organization by one or more of its securityholders against one or more of its Insured Persons, provided that such lawsuit is brought and maintained without any active assistance or participation of, or solicitation by, any Insured Person.

(2)	Section (1) of this endorsement shall apply, and Exclusion 6(d) of this coverage section shall be deemed amended as provided in section (1) of this endorsement, only with respect to Loss for which an Insured Person is not indemnified by the Organization either (i) because applicable statutory or common law prohibits such indemnification or (ii) because the Organization is in a state of Financial Impairment. Section (1) of this endorsement shall not apply, and Exclusion 6(d) of this coverage section shall not be deemed amended as provided in section (1) of this endorsement, with respect to any Loss that the Organization indemnifies or that the Organization does not indemnify for any reason other than Financial Impairment or an applicable legal prohibition.

(3)	Section 1 of this endorsement shall apply and Exclusion 6(d) of this coverage section shall be deemed amended as provided in section (1) of this endorsement, only with respect to Claims first made in fact during the Policy Period. Section (1) of this endorsement shall not apply, and Exclusion 6(d) of this coverage section shall not be deemed amended as provided in section (1) of this endorsement, with respect to any other Claim including, but not limited to, any Claim first made in fact after the Policy Period but considered pursuant to Subsection 15(b) of this coverage section to have been made during the Policy Period because it arises from circumstances or a tolling or waiver request or a derivative demand noticed to the Company during the Policy Period.

The title and any headings in this endorsement are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this policy shall remain unchanged.

Authorized Representative

ENDORSEMENT

Coverage Section: Executive Protection Portfolio Executive Liability and Entity Securities Liability Coverage Section (Federal & Vigilant)

Effective date of this endorsement: June 30, 2004	Company: Federal Insurance Company

Endorsement No. 5

To be attached to and
form a part of Policy No. 8125-6460

Issued to: RICHARDSON ELECTRONICS, LTD.

AMEND EXCLUSION 6(C) ENDORSEMENT

In consideration of the premium charged, it is agreed that paragraph (c) of Subsection 6. Exclusions Applicable to All Insuring Clauses of this coverage section is amended by adding the following new subparagraph (v):

(v)	a Claim brought against Insured Persons of the Parent Organization by a bankruptcy trustee, receiver, liquidator, conservator, rehabilitator or similar official who has been appointed to take control of, supervise, manage or liquidate the Parent Organization.

The title and any headings in this endorsement are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this policy shall remain unchanged.

Authorized Representative

ENDORSEMENT

Coverage Section: Executive Protection Portfolio Executive Liability and Entity Securities Liability Coverage Section (Federal & Vigilant)

Effective date of this endorsement: June 30, 2004	Company: Federal Insurance Company

Endorsement No. 6

To be attached to and
form a part of Policy No. 8125-6460

Issued to: RICHARDSON ELECTRONICS, LTD.

AMEND DEFINITION OF INSURED PERSON ENDORSEMENT

In consideration of the premium charged, it is agreed that the term Insured Person as defined in Subsection 5. Definitions of this coverage section is amended to include any natural person who was, now is or shall become a/an/the

-Any Employee of the Insured Organization with the title Manager

-Trustees and Governors of corporate Insured Organizations

-General Counsel

-Risk Manager

-Board of Managers of any Insured Organization incorporated in the United States of America of an Organization.

The title and any headings in this endorsement are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this policy shall remain unchanged.

Authorized Representative

ENDORSEMENT

Coverage Section: Executive Protection Portfolio Executive Liability and Entity Securities Liability Coverage Section (Federal & Vigilant)

Effective date of this endorsement: June 30, 2004	Company: Federal Insurance Company

Endorsement No. 7

To be attached to and
form a part of Policy No. 8125-6460

Issued to: RICHARDSON ELECTRONICS, LTD.

AMEND “CLAIM” DEFINITION ENDORSEMENT

In consideration of the premium charged, it is agreed that sections (1) and (2) of the definition of “Claim” in Subsection 5 of this coverage section are amended to read in their entirety as follows:

“(1)	when used in reference to the coverage provided by Insuring Clause 1 or 2:

(a)	a written demand for monetary damages or non-monetary relief;

(b)	a civil proceeding commenced by the service of a complaint or similar pleading;

(c)	a formal civil administrative or civil regulatory proceeding commenced by the filing of a notice of charges or similar document or by the entry of a formal order of investigation or similar document; or

(d)	a criminal proceeding commenced by the return of an indictment,

against an Insured Person for a Wrongful Act, including any appeal therefrom;

(2)	when used in reference to the coverage provided by Insuring Clause 3:

(a)	a written demand for monetary damages or non-monetary relief;

(b)	a civil proceeding commenced by the service of a complaint or similar pleading;

(c)	a formal civil administrative or civil regulatory proceeding commenced by the filing of a notice of charges or similar document or by the entry of a formal order of investigation or similar document, but only while such proceeding is also pending against an Insured Person; or

(d)	a criminal proceeding commenced by the return of an indictment,

against an Organization for a Wrongful Act, including any appeal therefrom; or”

The title and any headings in this endorsement are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this policy shall remain unchanged.

Authorized Representative

ENDORSEMENT

Coverage Section: Executive Protection Portfolio Executive Liability and Entity Securities Liability Coverage Section (Federal & Vigilant)

Effective date of this endorsement: June 30, 2004	Company: Federal Insurance Company

Endorsement No. 8

To be attached to and
form a part of Policy No. 8125-6460

Issued to: RICHARDSON ELECTRONICS, LTD.

AMEND REPRESENTATIONS AND SEVERABILITY ENDORSEMENT

In consideration of the premium charged, it is agreed that the second paragraph of Subsection 24. Representations and Severability of this coverage section is deleted and replaced with the following:

For purposes of determining whether coverage is available under Insuring Clause 1 or 2 of this coverage section, the Application will be construed as a separate application for coverage by each of the Insured Persons, and no knowledge possessed by an Insured Person will be imputed to any other Insured Person.

For purposes of determining whether coverage is available under Insuring Clause 3 or 4 of this coverage section:

(a)	the statements and representations in the Application will be deemed to have been made by all Organizations;

(b)	the knowledge of the person(s) who signed the Application will be imputed to all Organizations; and

(c)	the knowledge of any Insured Person who is a past, present or future chief financial officer, in-house general counsel, chief executive officer, president or chairperson of an Organization will be imputed to such Organization and its Subsidiaries.

The title and any headings in this endorsement are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of-this policy shall remain unchanged.

Authorized Representative

ENDORSEMENT

Coverage Section: Executive Protection Portfolio Executive Liability and Entity Securities Liability Coverage Section (Federal & Vigilant)

Effective date of this endorsement: June 30, 2004	Company: Federal Insurance Company

Endorsement No. 9

To be attached to and
form a part of Policy No. 8125-6460

Issued to: RICHARDSON ELECTRONICS, LTD.

MODIFY EXCLUSION 7(B), EXCLUSION 8(A) AND SECURITIES CLAIM ALLOCATION ENDORSEMENT

In consideration of the premium charged, it is agreed that:

(1)	Paragraph (b) of Subsection 7. Exclusions Applicable to Insuring Clauses 1 and 2 Only of this coverage section is deleted and replaced with the following:

“(b)	based upon, arising from, or in consequence of such Insured Person having gained in fact any profit, remuneration or other advantage to which such Insured Person was not legally entitled; or

(c)	based upon, arising from, or in consequence of any deliberately fraudulent act or omission or any willful violation of any statute or regulation by such Insured Person, if a judgment or other final adjudication establishes such a deliberately fraudulent act or omission or willful violation.”

(2)	Subsection 8, Exclusions Applicable to Insuring Clause 3 Only of this coverage section is amended in the following respects

(a)	Paragraph (a) of Subsection 8 is deleted and replaced with the following:

“(a)	based upon, arising from, or in consequence of such Organization having gained in fact any profit, remuneration or other advantage to which such Organization was not legally entitled; or

(b)	based upon, arising from, or in consequence of any deliberately fraudulent act or omission or any willful violation of any statute or regulation by any Organization or by any past, present or future chief financial officer, in-house general counsel, president, chief executive officer or chairperson of any Organization, if a judgment or other final adjudication establishes such a deliberately fraudulent act or omission or willful violation; or”; and

(b)	Paragraph (b) of Subsection 8 is redesignated as paragraph (c).

(3)	Paragraph (a) of Subsection 17. Allocation of this coverage section is amended to read in its entirety as follows:

(a)	If in any Securities Claim the Insureds incur both Loss that is covered under this coverage section and loss that is not covered under this coverage section, either because such Securities Claim includes both covered and non-covered matters or because such Securities Claim is made against both Insureds and others, the Insureds and the Company shall allocate such amount between covered Loss and non-covered loss based on the relative legal and financial exposures of the parties to covered and non-covered matters and, in the event of a settlement in such Securities Claim, based also on the relative benefits to the parties from such settlement. The Company shall not be liable under this coverage section for the portion of such amount allocated to non-covered loss.

The title and any headings in this endorsement are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this policy shall remain unchanged.

Authorized Representative

ENDORSEMENT

Coverage Section: Executive Protection Portfolio Executive Liability and Entity Securities Liability Coverage Section (Federal & Vigilant)

Effective date of this endorsement: June 30, 2004	Company: Federal Insurance Company

Endorsement No. 10

To be attached to and
Form a part of Policy No. 8125-6460

Issued to: RICHARDSON ELECTRONICS, LTD.

DOUBLE EXCESS FOR PROFIT OUTSIDE DIRECTORSHIP LIABILITY COVERAGE ENDORSEMENT

In consideration of the premium charged, it is agreed that:

(1)	Solely for purposes of the coverage provided under Insuring Clause 1 and Insuring Clause 2 of this coverage section, the definition of “Insured Capacity” in Subsection 5. Definitions is amended to read in its entirety as follows:

“Insured Capacity means:

(a)	a position as a duly elected or appointed director, officer or Manager, or as the in-house general counsel, of any Organization chartered in the United States of America;

(b)	a position equivalent to one of the positions described in (a) above in an Organization that is chartered in a jurisdiction other than the United States of America;

(c)	an Outside Directorship held by a duly elected or appointed director, officer or Manager of an Organization or other employee of an Organization; or

(d)	solely with respect to Securities Claims, a position as an employee of an Organization.

Except as specifically provided in part (c) of this definition, Insured Capacity does not include any position or capacity held by an Insured Person in any organization other than the Organization, even if the Organization directed or requested the Insured Person to serve in such position or capacity in such other organization.”

For purposes of any coverage that may be provided under Insuring Clause 3 or insuring Clause 4 of this coverage section, the definition of “Insured Capacity” in Subsection 5. Definitions shall remain unchanged.

(2)	With respect to any Claim against an Insured Person for Wrongful Acts of such Insured Person in an Outside Directorship:

(a)	The final sentence of paragraph (d) of Subsection 13. Limit of Liability, Retention and Coinsurance of this coverage section is deleted; and

(b)	Item 4 of the Declarations for this coverage section is amended to read in its entirety as follows:

Item 4. Retention:

(A)	Insuring Clause 1:	$0

(B)	Insuring Clause 2 (Claims other than Securities Claims):	$500,000

(C)	Insuring Clause 2 (Securities Claims only):	$500,000

(3)	“For Profit Outside Entity” means any for-profit entity or organization that (i) is not an Organization and (ii) is not exempt from federal income tax pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

(4)	“Outside Directorship” means a position held by an Insured Person, with the knowledge and consent of the Organization or at the request of the Organization, as a director, officer, trustee, governor or equivalent executive of an Outside Entity.

(5)	“Outside Entity” means any For Profit Outside Entity.

(6)	The Company shall not be liable for Loss on account of any Claim against an Insured Person for Wrongful Acts of such Insured Person in an Outside Directorship, if such Claim is brought or maintained by or on behalf of (i) an Outside Entity or (ii) any director, officer, trustee, governor or equivalent executive of an Outside Entity in any capacity; this exclusion shall not, however, apply to:

(a)	a Claim brought or maintained derivatively on behalf of an Outside Entity by one or more securityholders of the Outside Entity who are not directors, officers, trustees, governors or equivalent executives of the Outside Entity, provided that such Claim is brought and maintained without any active assistance or participation of, or solicitation by, any director, officer, trustee, governor or equivalent executive of the Outside Entity; or

(b)	an employment Claim brought or maintained by or on behalf of a director, officer, trustee, governor or equivalent executive of an Outside Entity who is not an Insured Person.

(7)	Exclusion 6(d) of this coverage section is amended to read in its entirety as follows:

“(d)	based upon, arising from, or in consequence of:

(i)	any actual, alleged or threatened exposure to. or generation, storage, transportation, discharge, emission, release, dispersal, escape, treatment, removal or disposal of any Pollutants; or

(ii)	any regulation, order, direction or request to test for, monitor, clean up, remove, contain, treat, detoxify or neutralize any Pollutants, or any action taken in contemplation or anticipation of any such regulation, order, direction or request, including but not limited to any Claim for financial loss to the Organization, any securityholder or creditor of the Organization, any Outside Entity, or any securityholder, creditor or member of an Outside Entity based upon, arising from, or in consequence of any matter described in clause (i) or clause (ii) of this-Exclusion 6(d).”

(8)	Exclusion 6(g) of this coverage section is amended to read in its entirety as follows:

“(g)	for Wrongful Acts of an Insured Person in his or her capacity as a director, officer, manager, trustee, regent, governor or employee of any entity other than the Organization. This Exclusion 6(g) shall not apply to Claims for Wrongful Acts of an Insured Person in an Outside Directorship but shall apply to any Claim, or portion thereof, that is for Wrongful Acts committed, attempted, or allegedly committed or attempted by such Insured Person before beginning to serve in an Outside Directorship or after ceasing to serve in an Outside Directorship.”

(9)	Exclusion 7(a) of this coverage section is amended to read in its entirety as follows:

“(a)	for an accounting of profits made from the purchase or sale by such Insured Person of securities of the Organization or securities of an Outside Entity, within the meaning of Section 16(b) of the Securities Exchange Act of 1934, any amendments thereto, or any similar provision of any federal, state, or local statutory law or common law anywhere in the world.”

(10)	Subsection 18. Other Insurance of this coverage section is amended to read in its entirety as follows:

“18.	Other Insurance and Indemnity

(a)	If any Loss under this coverage section is insured under any other valid insurance policy(ies), then this coverage section shall cover such Loss, subject to its limitations, conditions, provisions and other terms, only to the extent that the amount of such Loss is in excess of the applicable retention (or deductible) and limit of liability under such other insurance, whether such other insurance is stated to be primary, contributory, excess, contingent or otherwise, unless such other insurance is written only as specific excess insurance over the Limits of Liability provided in this coverage section. Without in any way limiting the foregoing, it is expressly understood and acknowledged that with respect to Loss resulting from a Claim against an Insured Person for his or her Wrongful Acts in an Outside Directorship, coverage for any such Loss under this coverage section shall be specifically excess of the applicable retention (or deductible) and limit of liability of any other insurance (whether maintained by the Outside Entity or otherwise) that is available to such Insured Person by reason of his or her service in such Outside Directorship. Any payment by Insureds of a retention or deductible under any other insurance described in this paragraph shall reduce, by the amount of such payment which would otherwise have been covered under this coverage section, the applicable Retention under this coverage section.

(b)	With respect to Loss resulting from a Claim against an Insured Person for his or her Wrongful Acts in an Outside Directorship, coverage for any such Loss under this coverage section shall also be specifically excess of any indemnification (other than indemnification by the Organization) that is available to such insured Person by reason of his or her service in such Outside Directorship, including indemnification available from or provided by the Outside Entity. The Insureds agree that they will use their best efforts promptly to enforce any right of an Insured Person to obtain indemnification from an Outside Entity or any other organization.”

(11)	Nothing in this endorsement is intended, nor shall anything herein be construed, to increase any of the Company’s Limits of-Liability shown in Item 2 of the Declarations for this coverage section.

(12)	If the Company or any of its subsidiaries or affiliated companies makes payment under another policy, or under another coverage section of this policy, on account of a Claim that (i) is also covered under this coverage section and that (ii) is made against an Insured Person for his or her Wrongful Acts in an Outside Directorship, then this coverage section’s Limit of Liability with respect to that Claim (as set forth in Item 2(A) of the Declarations for this coverage section) shall be reduced by the amount of the payment so made under such other policy or other coverage section.

The title and any headings in this endorsement are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this policy shall remain unchanged.

Authorized Representative